Exhibit 10.1

Execution Version

INCREMENTAL FACILITY JOINDER AGREEMENT

INCREMENTAL FACILITY JOINDER AGREEMENT, dated as of September 26, 2017 (the “Joinder Agreement” or this “Agreement”), by and among the Lenders as identified on the signature pages hereto (each, a “New Lender” and, collectively, the “New Lenders”), ALLISON TRANSMISSION HOLDINGS, INC., a Delaware corporation (“Holdings”), ALLISON TRANSMISSION, INC., a Delaware corporation (the “Borrower”), and CITICORP NORTH AMERICA, INC. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of September 23, 2016 (as amended by Amendment No. 1, dated as of March 24, 2017, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and the Administrative Agent (capitalized terms used herein but not defined herein are used as defined in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish New Loan Commitments by, among other things, entering into one or more Joinder Agreements with New Lenders;

WHEREAS, the Borrower has provided written notice to the Administrative Agent of its desire to establish New Loan Commitments under Section 2.25 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

I. Each New Lender party hereto hereby agrees to commit to provide its New Loan Commitment, each in the form of Revolving Commitments (the “New Revolving Commitments”) pursuant to Section 2.25(a)(ii) of the Credit Agreement, as set forth next to its name on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

II. Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, or any other New Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a New Lender.

III. Each New Lender hereby agrees to make its respective New Revolving Commitment on the following terms and conditions:

1. Applicable Margin. The Applicable Margin for each New Revolving Loan shall be the same as the Applicable Margin for the existing Revolving Loans.

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2. Maturity. The maturity date of the New Revolving Loans shall be the Revolving Termination Date.

3. New Lenders. Each New Lender acknowledges and agrees that upon its execution of this Agreement (the “Joinder Effective Date”), such New Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

4. Credit Agreement Governs. Except as set forth in this Agreement, the New Revolving Commitments and New Revolving Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

5. Certifications. By its execution of this Agreement, the undersigned officer on behalf of Holdings and the Borrower certifies, to the best of his or her knowledge that:

i. The representations and warranties in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; and

ii. No Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect to the New Revolving Commitments contemplated hereby.

6. Conditions Precedent. The obligation of each New Lender to provide New Revolving Commitments on the Joinder Effective Date is subject to the satisfaction of the following conditions:

i. The delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof by all parties hereto;

ii. The Administrative Agent shall have received, on behalf of itself and the New Lenders, a written opinion of Latham & Watkins LLP (x) dated the Joinder Effective Date, (y) addressed to the Administrative Agent and the New Lenders on the Joinder Effective Date and (z) in form and substance reasonably satisfactory to the New Lenders covering such matters relating to this Joinder Agreement as the New Lenders shall reasonably request;

iii. Holdings and the Borrower shall have delivered to the Administrative Agent such board resolutions (or written consents, as applicable), secretary’s certificates, officer’s certificates and certificates of good standing as shall reasonably be requested by the Administrative Agent or New Lender in connection with any such transaction;

iv. The Borrower shall have delivered to the Administrative Agent a certificate from a Responsible Officer of the Borrower as of the Joinder Effective Date, to the effect set forth in clauses (i) and (ii) in Section 5 hereof;

v. The Borrower shall pay (or cause to be paid) to the Administrative Agent for the account of each New Lender an upfront fee, payable on the Joinder Effective Date, in an amount equal to 0.25% of its respective New Revolving Commitment as set forth next to its name on Schedule A annexed hereto.

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7. Notice. For purposes of the Credit Agreement, the initial notice address of each New Lender shall be the same as those on record with the Administrative Agent.

8. Lenders Tax Status. For each New Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to Administrative Agent pursuant to subsection 2.20(e) and (f) of the Credit Agreement.

9. Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the New Revolving Commitments made hereunder by each New Lender in the Register.

10. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as provided by Section 10.1 of the Credit Agreement.

11. Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

12. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

13. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first above written.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a New Lender

By:	/s/ Thomas Danielson
Name:	Thomas Danielson
Title:	Authorized Signatory

Signature Page to Incremental Facility Joinder Agreement

CITICORP NORTH AMERICA, INC., as a New Lender

By:	/s/ Matthew Burke
Name:	Matthew Burke
Title:	Vice President

Signature Page to Incremental Facility Joinder Agreement

BARCLAYS BANK PLC, as a New Lender

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

Signature Page to Incremental Facility Joinder Agreement

BMO HARRIS BANK, N.A., as a New Lender

By:	/s/ Betsy Phillips
Name:	Betsy Phillips
Title:	Director — Relationship Manager

Signature Page to Incremental Facility Joinder Agreement

BANK OF AMERICA, N.A., as a New Lender

By:	/s/ Prathamesh Kshirsagar
Name:	Prathamesh Kshirsagar
Title:	Vice President

Signature Page to Incremental Facility Joinder Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a New Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

Signature Page to Incremental Facility Joinder Agreement

FIFTH THIRD BANK, as a New Lender

By:	/s/ Mike Gifford
Name:	Mike Gifford
Title:	Director

Signature Page to Incremental Facility Joinder Agreement

GOLDMAN SACHS BANK USA, as a New Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

Signature Page to Incremental Facility Joinder Agreement

JPMORGAN CHASE BANK, N.A., as a New Lender

By:	/s/ Suzanne Ergastolo
Name:	Suzanne Ergastolo
Title:	Executive Director

Signature Page to Incremental Facility Joinder Agreement

SUMITMO MITSUI BANKING CORPORATION, as a New Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to Incremental Facility Joinder Agreement

ALLISON TRANSMISSION HOLDINGS, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	President, Chief Financial Officer and Assistant Secretary

ALLISON TRANSMISSION, INC.

By:	/s/ David S. Graziosi
Name:	David S. Graziosi
Title:	President, Chief Financial Officer and Assistant Secretary

Signature Page to Incremental Facility Joinder Agreement

Consented to by:

CITICORP NORTH AMERICA, INC., as Administrative Agent,

By:	/s/ Matthew Burke
Name:	Matthew Burke
Title:	Vice President

Signature Page to Incremental Facility Joinder Agreement

Schedule A

New Loan Commitments

Lender	New Revolving Commitments
Citicorp North America, Inc.	$13,333,333
Bank of America, N.A.	$11,111,111
JPMorgan Chase Bank, N.A.	$11,111,111
BMO Harris Bank, N.A.	$11,111,111
Barclays Bank PLC	$11,111,111
Fifth Third Bank	$11,111,111
Sumitomo Mitsui Banking Corporation	$11,111,111
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$6,666,667
Deutsche Bank AG New York Branch	$6,666,667
Goldman Sachs Bank USA	$6,666,667

Total:	$100,000,000